FG GROUP HOLDINGS INC.

NYSE American: FGH

FIRST QUARTER 2023 RESULTS

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation may include forward-looking statements. Any statements contained herein regarding our strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The forward-looking statements included herein include or may include, but are not limited to, statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve," "forecast," "plan," "propose," "strategy," "envision," "hope," "will," "continue," "potential," "expect," "believe," "anticipate," "project," "estimate," "predict," "intend," "should," "could," "may," "might," or similar words, terms, phrases, or expressions or the negative of any of these terms. Any statements in this presentation that are not based upon historical fact are forward-looking statements and represent our best judgment as to what may occur in the future. Forward-looking statements involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the "Risk Factors" section contained in Part I, Item 1A in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as amended, as filed with the Securities and Exchange Commission and in our other public filings with the Securities and Exchange Commission. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. New risk factors emerge from time-to-time, and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

This presentation also contains references to non-GAAP financial measures. In addition to adjusting net income (loss) to exclude income taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes stock-based compensation, fair value adjustments, severance, equity method income (loss), foreign currency transaction gains (losses), transactional expenses and other cash and non-cash charges and gains. Adjusted EBITDA is used internally in planning and evaluating the Company's operating performance. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the Company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA should not be considered as an alternative to net loss or to net cash used in operating activities as measures of operating results or liquidity. Our calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company's performance. Adjusted EBITDA has limitations as analytical tools, and you should not consider it in isolation, or as substitutes for analysis of our results as reported under GAAP, including: (i) it does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, our working capital needs, (iii) it does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on our debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in our statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations, and (vii) other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures.

FG Group Holdings At-A-Glance

ENTERTAINMENT



Trusted brand deeply embedded in the global entertainment industry; industry leader in **screens and services**

FOREST PRODUCTS



GreenFirst Forest Products, Top-Ten Lumber Producer in Canada

DIGITAL OUT-OF-HOME ADVERTISING


FIREFLY
8P75

Firefly,
Fast Growing Street-Level Digital **Media Platform**

REINSURANCE & ASSET MANAGEMENT



FG Financial Group, a **reinsurance** and **asset management** holding company

Equity Holdings (Forest Products; Digital Out-of-Home Advertising; Reinsurance & Asset Management)

Q1 2023 Highlights

STRONG GLOBAL ENTERTAINMENT:

- **Cinema services and screen revenue grew 36% and 23%**, respectively, due to the acceleration of laser projection upgrade projects which will continue to be a catalyst for years to come
- **Strengthened leadership position** - increasing market share and expanded product offerings
- Blockbusters & global demand for premium entertainment continues to drive **industry growth**
- Strong Studios **in post-production of its first major series, *Safehaven***
- Subsequent to the quarter, SGE announced pricing of **Initial Public Offering** and began trading on NYSE American on May 16, 2023 under the symbol "SGE"

EQUITY HOLDINGS:

- **GreenFirst Forest Products:** Monetizing non-core assets - strengthening balance sheet and focused on core Ontario sawmills
- **FG Financial:** Establishing merchant banking division - first projects launched
- **Firefly:** Growing rapidly - revolutionizing digital-out-of-home (DOOH) advertising


STRONG
GLOBAL ENTERTAINMENT
SCREENS
STRONG
MDI SCREENS
SERVICES
STRONG
TECHNICAL SERVICES
CONTENT
STRONG
STUDIOS

Industry Resurgence

Domestic box office receipts during 2022 **increased approximately 64% over 2021**[1]



Domestic Box Office Trend
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1,000
900
800
700
600
500
400
300
200
100
0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Est 2024 Est
Gross Box Office (Billions)
Releases

Graph Sources
2010-2022: *boxofficemojo.com*, 2023
2023: *thenumbers.com*, February 2023
2024: *S&P Global Market Intelligence*, July 2022

Boost From Streaming Services

In March 2023, **Apple announced plans to spend $1 billion a year on theatrical releases**[2]

In November 2022, **Amazon announced plans to invest $1 billion a year on theatrical film releases**[3]

Cinema Foundation predicts **Box Office** Surge in 2023 thanks **to 50% increase in Wide Releases**[4]

[1] *boxofficemojo.com*, 2023
[2] *Bloomberg*, March 2023
[3] *CNBC*, November 2022
[4] *The Wrap*, March 2023

FG GROUP HOLDINGS INC.

Increasing Market Share

Circuits	Country / Countries	Screens	Sites	Customer	Exclusive
AMC Entertainment Holdings[1]	US	7,712	591	✓	✓[3]
Regal Cinemas (Cineworld Group PLC) [1]	US	6,474	478	✓	
Cinemark Holdings, Inc. [1]	US	4,392	318	✓	✓[3]
Cinepolis [2]	US & Mexico	4,271	509	✓	
Cineplex Entertainment LP [1]	Canada	1,641	158	✓	
Marcus Theaters Corp. [1]	US	1,053	84	✓	✓[4]



LASER
AT amc
LASER PROJECTION BY
LASER. LIKE YOU'VE NEVER SEEN.
LASER PROJECTION BY
cinionic
EXPERIENCE IT AT
CINEMARK

[1] *The Cinema Foundation - State of the Cinema Industry*, March 2023.
[2] *Cinepolis*, February 2023.
[3] Customer is exclusive for screen products in the United States.
[4] Customer is exclusive for screen products and technical services in the United States.

STRONG STUDIOS

- **Wrapped production of its first major series, *Safehaven*;** expected to complete post-production and deliver in 2023

- Reacquired distribution rights and actively marketing the Michael Rapaport scripted series ***Flagrant***



Equity Holdings

FG FINANCIAL GROUP INC.

- **Reinsurance business performing well**
- **Growing merchant banking platform**
  - Launched **FG Communities** and **Craveworthy**
  - Two SPACs recently announced business combinations:
    - FG Merger Corp. with **iCoreConnect**
    - FG Acquisition Corp. with **ThinkMarkets**


FIREFLY

- **Fastest-growing mobility-based media company**
- **Expanding Global Reach** – First digital taxi tops in Canada
- **Launching retargeting capabilities** by partnering with Blue Bite
  - expands Firefly's touchpoints with consumers allowing even higher engagement and performance


GREENFIRST
FOREST PRODUCTS

- **Building a world-class forest products company**
- **Monetizing non-core assets**
- Completed sale of Quebec assets for **$94 million**

FINANCIAL REVIEW

Consolidated Financial Summary

($ in thousands)

	Q1 '23	Q1 '22	Favorable (Unfavorable)	Favorable (Unfavorable) %
Revenue	$ 10,109	$ 10,026	$ 83	0.8 %
Gross profit	2,478	2,511	(33)	(1.3)%
Gross margin %	24.5%	25.0%	-0.5%	
SG&A	3,257	3,274	17	0.5 %
Gain on disposal of assets	1	-	1	N/M
Loss from operations	(778)	(763)	(15)	(2.0)%
(Loss) gain on equity holdings	(2,891)	1,728	(4,619)	(267.3)%
Loss from equity method holdings	(651)	(820)	169	(20.6)%
Net loss	(3,989)	(802)	(3,187)	397.4 %
Adjusted EBITDA*	(361)	(183)	(178)	(97.3)%

- Cinema services and screen revenue grew 36% and 23%, respectively
  - Acceleration of laser projection upgrade projects
  - Increased the scope of services to better support customers
- Gross margins on product sales increased as product mix improved

*See Non-GAAP reconciliation to GAAP equivalent in appendix

FG GROUP HOLDINGS INC.

Balance Sheet

($ in thousands)

	03/31/23	12/31/22
Assets		
Cash and cash equivalents and restricted cash	$ 4,349	$ 3,789
Other current assets	14,599	14,427
Equity holdings	33,756	37,522
Film and television programming rights, net	1,584	1,501
Goodwill and intangible assets	886	887
Other long-term assets	13,413	13,627
Total assets	**$ 68,587**	**$ 71,753**
Liabilities		
Accounts payable & accrued expenses	$ 8,707	$ 9,542
Deferred revenue and customer deposits	2,402	1,787
Short-term debt	4,088	2,510
Long-term debt	5,168	5,220
Lease liabilities	984	1,040
Other liabilities	4,503	4,956
Total liabilities	**$ 25,852**	**$ 25,055**
Stockholders' equity	**$ 42,735**	**$ 46,698**
Total liabilities and stockholders' equity	**$ 68,587**	**$ 71,753**

Summary

Benefitting from industry tailwinds

Exclusive agreements with top cinema operators

Expanding global influence

Extending brand into streaming universe

Equity holdings with meaningful upside

Trading at discount to sum of the parts

APPENDIX

Reconciliation of Net Loss to Adjusted EBITDA

($ in thousands)

	Three Months Ended March 31,	
	2023	2022
Net loss	$ (3,989)	$ (802)
Interest expense, net	111	53
Income tax (benefit) expense	(299)	350
Depreciation and amortization	266	366
EBITDA	(3,911)	(33)
Stock-based compensation expense	127	194
Equity method holding loss	651	820
Loss (gain) on equity holdings	2,891	(1,728)
Foreign currency transaction (gain) loss	(119)	342
Severance and other	-	222
Adjusted EBITDA	$ (361)	$ (183)